SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 24, 2000
                                                          --------------


                             PMA Capital Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Pennsylvania                 000-22761             23-2217932
  ----------------------------       -----------           -------------
  (State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)               File Number)        Identification No.)


                         1735 Market Street, Suite 2800
                           Philadelphia, Pennsylvania               19103-7590
                           --------------------------               ----------
                     (Address of principal executive offices)       (Zip Code)



               Registrant's telephone number, including area code:

                                 (215) 665-5046
                                 --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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Item 5. Other Events.
        ------------

       On April 24, 2000, the registrant issued a news release, a copy of which is filed as Exhibit 99 hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (c) The exhibit accompanying this report is listed in the Index to Exhibits on the following page.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PMA Capital Corporation




Date:  April 24, 2000                   By: /s/Francis W. McDonnell
                                            -----------------------
                                        Francis W. McDonnell
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer

Index to Exhibits


     Number                 Description                   Method of Filing
     ------                 -----------                   ----------------
       99               PMA Capital Corporation            Filed herewith
                         news release dated
                           April 24, 2000